LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED JULY 3, 2017

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

OF LEGG MASON GLOBAL INFRASTRUCTURE ETF

EACH DATED DECEMBER 29, 2016

The section titled “Management – Portfolio managers” in the fund’s Summary Prospectus and in the fund’s Prospectus will be deleted and replaced with the following:

Portfolio manager: Charles Hamieh has been a portfolio manager of the fund since December 2016.

The section titled “More on fund management – Portfolio managers” in the fund’s Prospectus will be deleted and replaced with the following:

Portfolio manager

Charles Hamieh has served as the fund’s portfolio manager since December 2016.

Charles Hamieh is a Portfolio Manager and Senior Investment Analyst of RARE and RIL. Prior to joining RIL in 2010, Mr. Hamieh was Director and Senior Analyst, Global Infrastructure Securities at AMP Capital. Mr. Hamieh has also held portfolio management and investment analyst roles within infrastructure at Hastings Funds Management, Challenger Financial Services Group, and again at AMP Capital Investors. Mr. Hamieh holds a Bachelor of Economics from the University of Western Sydney.

The SAI provides information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and any fund shares held by the portfolio manager.

Please retain this supplement for future reference.

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